UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

INFINITY NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42499	99-3407012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2605 Cranberry Square

Morgantown, WV 26508

(Address of principal executive offices, including zip code)

(304) 212-2350

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Notes Offering

On March 17, 2026, Infinity Natural Resources, Inc. (the “Company”) issued a press release in accordance with Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), announcing that its subsidiary, Infinity Natural Resources, LLC (the “Issuer”), intends to offer for sale, subject to market conditions and other factors, $500 million in aggregate principal amount of senior notes due 2031 (the “Notes”) in a private placement (the “Offering”) to eligible purchasers that is exempt from registration under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Notes in the Offering or any other securities of the Issuer, and none of such information shall constitute an offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or to any person to whom it is unlawful to make such offer, solicitation or sale.

Reserve Report

The reserve report of DeGolyer and MacNaughton for the estimates of the oil, natural gas and NGL reserves, related future net cash flows and the present values thereof related to certain properties with interests attributable to Antero Resources Corporation as of December 31, 2025 is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Certain Updated Disclosure

On March 17, 2026, in connection with the Notes Offering, the Company provided certain updated disclosures to potential investors. The relevant information is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of DeGolyer and MacNaughton.

99.1	Press Release, dated March 17, 2026.

99.2	DeGolyer and MacNaughton Reserve Report of the Antero Upstream Assets as of December 31, 2025.

99.3	Certain Updated Disclosure.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY NATURAL RESOURCES, INC.

By:	/s/ Zack Arnold
Zack Arnold
President and Chief Executive Officer

Dated: March 17, 2026